Exhibit 99.1


For Immediate Release

Contact:  Mark W. Jarman                      Richard A. Santa
          VP Corporate Development            Chief Financial Officer
          Dynamic Materials Corporation       Dynamic Materials Corporation
          303-604-3923                        303-604-3938


                DYNAMIC MATERIALS ANNOUNCES EXECUTIVE RESIGNATION


(Lafayette,  CO -- August 24,  2000)  Dynamic  Materials  Corporation,  (Nasdaq:
BOOM), 'DMC', today announced that Joseph P. Allwein has resigned from the position of Vice President and Chief Operating Officer effective August 23, 2000.


                                      # # #